UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2010 (June 14, 2010)

Power-One, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29454	77-0420182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

740 Calle Plano Camarillo, California (Address of principal executive offices)	93012 (Zip Code)

(805) 987-8741

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As disclosed below, Power-One, Inc., a Delaware corporation (f/k/a New Power-One, Inc.) (the “Registrant”) became the successor to Power-One, Inc., a Delaware corporation (“Old Power-One”), on June 14, 2010. This Current Report on Form 8-K is being filed for the purpose of establishing the Registrant as the successor issuer pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to timely disclose events required to be disclosed on Form 8-K with respect to Old Power-One prior to and including February 24, 2010 and the Registrant as of February 24, 2010. Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of Power-One Common Stock (as defined below) of the Registrant, as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01 — Entry into Definitive Material Agreement

On June 14, 2010, pursuant to the Agreement and Plan of Reorganization, dated as of June 11, 2010 (the “Reorganization Agreement”), by and among the Registrant, Power-One, Inc., a Delaware corporation (“Old Power-One”) and Power-One Merger-Sub, Inc., a Delaware Corporation (“Merger Sub”), Old Power-One merged with and into the Merger Sub, with Old Power-One surviving the merger (the “First Merger”), following which Old Power-One as the surviving company was merged with and into New Power-One, Inc., a Delaware corporation (the “Registrant”) with the Registrant surviving the Reorganization (the “Second Merger”).  At the effective time of the Second Merger, the Registrant changed its name from “New Power-One, Inc.” to “Power-One, Inc.”  The foregoing description of the Reorganization Agreement is qualified in its entirety by reference to the Reorganization Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

In connection with the Reorganization, the Registrant and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), executed a supplemental indenture, dated as of June 14, 2010 (the “First Supplemental Indenture”), to the Indenture, dated as of May 8, 2009 (the “Original Indenture”), between Old Power-One and the Trustee relating to Old Power-One’s 6.0%/8.0%/10.0% Convertible Senior Notes due 2019 (the “2019 Notes”). Pursuant to the First Supplemental Indenture, the Registrant agreed to assume all of the obligations of Old Power-One under the Original Indenture and the 2019 Notes. The foregoing description of the First Supplemental Indenture is qualified in its entirety by reference to the First Supplemental Indenture, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

In addition, the Registrant and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), executed a supplemental indenture, dated as of June 14, 2010 (the “Second Supplemental Indenture”), to the Indenture, dated as of June 17, 2008 (the “Original Indenture”), between Old Power-One and the Trustee relating to Old Power-One’s 8.0% Senior Secured Convertible Notes due 2013 (the “2013 Notes”).  Pursuant to the Second Supplemental Indenture, the Registrant agreed to assume all of the obligations of Old Power-One under the Original Indenture and the 2013 Notes. The foregoing description of the Second Supplemental Indenture is qualified in its entirety by reference to the Second Supplemental Indenture, which is attached hereto as Exhibit 4.2 and incorporated herein by reference.

Item 2.01 — Completion of Acquisition or Disposition of Assets

In the Reorganization, the Registrant assumed by operation of law all of the prior assets of Old Power-One and all of Old Power-One’s subsidiaries became subsidiaries of the Registrant. For more information about these assets, subsidiaries and the business of the Registrant, see generally Old Power-One’s Annual Report on Form 10-K for the year ended January 3, 2010, its Quarterly Report on Form 10-Q for the quarter ended April 4, 2010 and its Current Reports on Form 8-K filed April 2, 2010 and May 25, 2010.

Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

In the Reorganization, the Registrant assumed by operation of law all of the prior debts, liabilities, obligations and duties of Old Power-One and such debts, liabilities, obligations and duties may be enforced against the Registrant to the same extent as if the Registrant had itself incurred or contracted such debts, liabilities, obligations and duties. For more information concerning these debts, liabilities, obligations and duties, see generally Old Power-One’s

Annual Report on Form 10-K for the year ended January 3, 2010, its Quarterly Report on Form 10-Q for the quarter ended April 4, 2010 and its Current Reports on Form 8-K filed April 2, 2010 and May 25, 2010.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.01 — Transfer of Listing

At the effective time of the First Merger and pursuant to the Reorganization Agreement, each outstanding and treasury share of the common stock, par value $0.001 per share, of Old Power-One automatically converted into one share of common stock, par value $0.001 per share, of the Registrant (“Power-One Common Stock”), which is subject to the Transfer Restrictions (as discussed under Item 3.03 below), and each outstanding and treasury share of the preferred stock, par value $0.001 per share, of Old Power-One automatically converted into one share of preferred stock, par value $0.001 per share, of the Registrant (“Power-One Preferred Stock”), which is subject to the Transfer Restrictions (as discussed under Item 3.03 below).  The issuance of the shares of Power-One Common Stock was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Registrant’s registration statement on Form S-4 (File No. 333-165533) (the “Registration Statement”), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on April 26, 2010. The form of Power-One Common Stock certificate is set forth in Exhibit 4.3. The proxy statement/prospectus that forms a part of the Registration Statement contains additional information about the Reorganization.

Shares of Power-One Common Stock trade on the same exchange, the NASDAQ Global Market (“NASDAQ”), and under the same symbol, “PWER”, that the shares of Old Power-One common stock traded on and under prior to the Reorganization.  The new CUSIP Number for the Power-One Common Stock is 73930R 10 2, which, as of June 15, 2010, permanently replaces the CUSIP Number for Old Power-One common stock.  On May 27, 2010, in anticipation of the conversion of all the shares of Old Power-One common stock into shares of Power-One Common Stock, Old Power-One requested NASDAQ to file with the SEC a Form 25 to remove the shares of Old Power-One common stock from listing on NASDAQ on June 14, 2010.  Following the closing of the Reorganization, the Registrant expects to file a Form 15 with the SEC to terminate the registration of shares of Old Power-One common stock.  The new listing of shares of Power-One Common Stock on the NASDAQ is effective as of June 15, 2010.

Item 3.03 — Material Modification to Rights of Security Holders

As disclosed above, pursuant to the Reorganization Agreement, at the effective time of the First Merger, each outstanding and treasury share of the common stock, par value $0.001 per share, of Old Power-One automatically converted into one share of Power-One Common Stock, and each outstanding and treasury share of the preferred stock, par value $0.001 per share, of Old Power-One automatically converted into one share of Preferred Stock.  Shares of Power-One common stock are subject to certain ownership and transfer restrictions (the “Transfer Restrictions”), which are designed to assist the Registrant in protecting the long-term value of its net operating losses (“NOLs”) by limiting the direct or indirect transfers of Power-One’s stock that would affect the percentage of stock that is treated as being owned by “5% stockholders” (within the meaning of section 382 of the Internal Revenue Code).  The foregoing description of Power-One Common Stock is qualified in its entirety by reference to the certificate of incorporation of the Registrant and the bylaws of the Registrant, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the effective time of the Second Merger, Old Power-One was merged with and into the Registrant and Old Power-One ceased to exist.  At the effective time of the Second Merger, the Registrant’s certificate of incorporation and bylaws were amended to change the Registrant’s name from “New Power-One, Inc.” to “Power-One, Inc.” The Registrant’s certificate of incorporation, as amended, and bylaws, as amended, are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 8.01 — Other Events.

In addition, on June 15, 2010, the Registrant announced the completion of the Reorganization. The press release is attached hereto as Exhibit 99.1. As previously disclosed, the assets and liabilities of the Registrant and its subsidiaries immediately following the completion of the Reorganization are the same as the assets and liabilities of Old Power-One and its subsidiaries immediately prior to the completion of the Reorganization.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Incorporation of Power-One, Inc., as amended

3.2	Bylaws of Power-One, Inc., as amended

4.1	First Supplemental Indenture, dated as of June 14, 2010, between Power-One, Inc. (f/k/a New Power-One, Inc.) and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	Second Supplemental Indenture, dated as of June 14, 2010, between Power-One, Inc. (f/k/a New Power-One, Inc.) and The Bank of New York Mellon Trust Company, N.A., as trustee

4.3	Form of Common Stock Certificate

10.1	Agreement and Plan of Reorganization, dated as of June 11, 2010 (the “Reorganization Agreement”), by and between New Power-One, Inc., Power-One, Inc. and Power-One Merger-Sub, Inc.

99.1	Press Release dated as of June 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 15, 2010

POWER-ONE, INC.
(Registrant)

By:	/s/ Linda C. Heller
Linda C. Heller
Senior Vice President — Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Incorporation of Power-One, Inc., as amended

3.2	Bylaws of Power-One, Inc., as amended

4.1	First Supplemental Indenture, dated as of June 14, 2010, between Power-One, Inc. (f/k/a New Power-One, Inc.) and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	Second Supplemental Indenture, dated as of June 14, 2010, between Power-One, Inc. (f/k/a New Power-One, Inc.) and The Bank of New York Mellon Trust Company, N.A., as trustee

4.3	Form of Common Stock Certificate

10.1	Agreement and Plan of Reorganization, dated as of June 11, 2010 (the “Reorganization Agreement”), by and between New Power-One, Inc., Power-One, Inc. and Power-One Merger-Sub, Inc.

99.1	Press Release dated as of June 15, 2010